Financial Instruments	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Financial Instruments
Note 21 - Financial Instruments
Concentration of credit risk
The Company has a concentration of credit risk with respect to its cash and cash equivalents as substantially all of these amounts are held in accounts with DNB Bank ASA and Citibank. However, we believe the risk of material loss is remote, as these are established and reputable companies with no prior history of default.
Interest rate risk
As of December 31, 2025, all of our outstanding debt obligations are on fixed interest rates, therefore we are currently not exposed to the impact of interest rate changes. However, under our SSRCF and SRCF, which were undrawn as of December 31, 2025, we are exposed to the impact of interest rate changes as we are required to make interest payments based on SOFR plus associated margins. Significant increases in interest rates could adversely affect our future results of operations and cash flows should we elect to drawdown on this facility. The Company is exposed to changes in long-term market interest rates if and when maturing debt is refinanced with new debt.
In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. The Company is not engaged in derivative transactions for speculative or trading purposes and has not currently entered into derivative agreements to mitigate the risk of these fluctuations.
Foreign exchange risk management
The majority of the Company’s gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency, however, we incur certain expenditures in other currencies. There is a risk that currency fluctuations, primarily relative to the U.S. dollar will have a negative effect on the value of our cash flows. The Company has not entered into derivative agreements to mitigate the risk of these fluctuations.
Fair values of financial instruments
We recognize our fair value estimates using the fair value hierarchy, which is based on the inputs used to measure fair value. The carrying amounts of the Company’s financial instruments, which include cash and cash equivalents, restricted cash, trade receivables, net, prepaid expenses, due from related parties, certain other current assets, trade payables, accrued expenses, short-
term accrued interest and other items and other current liabilities approximate their fair market values due to the short-term duration and/or the nature of these instruments and represent Level 1 fair value measurements .

The carrying value and estimated fair value of our other financial instruments were as follows:

		As of December 31, 2025		As of December 31, 2024
(In $ millions)	Hierarchy Level	Fair Value	Carrying Value	Fair Value	Carrying Value
Short-term debt (1)	2	144.7	143.6	134.8	134.7
Long-term debt (2)	2	2,087.3	2,066.4	2,038.1	2,044.9
(1) This includes our 2028 Notes and 2030 Notes and excludes debt discounts, debt premiums and deferred finance charges. The fair value of these instruments is based on observable market-based inputs.
(2) This includes our 2028 Notes, 2030 Notes and Convertible Bond and excludes debt discounts, debt premiums and deferred finance charges. The fair value of these instruments is based on observable market-based inputs.

Share lending agreement
As of December 31, 2025, the Company had loaned 1,700,000 shares (10,860,689 as of December 31, 2024) to DNB under the share lending agreement entered into in 2023 (see Note 23 - Shareholders’ Equity). The fair value of the loaned shares is based on quoted prices in an active market, and as such is a Level 1 fair value measurement. Based on the closing price of our common shares on December 31, 2025, the fair value of the loaned shares was $6.9 million ($42.4 million as of December 31, 2024).